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                                                                      Exhibit 10



                        Consent of Independent Auditors



We consent to the references to our firm under the captions "Financial Statements" in the Prospectuses and Statements of Additional Information, and "Auditors" in the Prospectuses, and to the use of our reports (1) dated February 2, 2001 with respect to the financial statements of certain subaccounts of Peoples Benefit Life Insurance Company Separate Account V, which are available for investment by the contract owners of the Advisor's Edge Variable Annuity,
(2) dated February 2, 2001 with respect to the financial statements of certain subaccounts of Peoples Benefit Life Insurance Company Separate Account V, which are available for investment by the contract owners of the Advisor's Edge Select Variable Annuity, and (3) dated February 15, 2001 with respect to the statutory-basis financial statements and schedules of Peoples Benefit Life Insurance Company included in Post-Effective Amendment No. 15 to the Registration Statement (Form N-4 No. 33-80958) and related Prospectuses of the Advisor's
Edge Variable Annuity and Advisor's Edge Select Variable Annuity.


/s/ Ernst & Young LLP

Des Moines, Iowa

April 24, 2001